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                THE HALLWOOD GROUP INCORPORATED AND SUBSIDIARIES


                                                                    EXHIBIT 99.1


  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the quarterly report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") by The Hallwood Group Incorporated ("the Company"), each of the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /s/ Anthony J. Gumbiner
                                             -----------------------------------
                                             Anthony J. Gumbiner
                                             Chief Executive Officer


                                               /s/ Melvin J. Melle
                                             -----------------------------------
                                             Melvin J. Melle
                                             Chief Financial Officer



Dated:     May 15, 2003
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